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                                                                    Exhibit 10.4



                              ASSUMPTION AGREEMENT


         This ASSUMPTION AGREEMENT (this "Agreement"), dated as of May 2, 2000, is executed and delivered by INTERLOGIX, INC., a Delaware corporation (formerly known as ITI TECHNOLOGIES, INC.) ("INTERLOGIX") and PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the "Administrative Agent") for the Lenders (defined below).

                                   WITNESSETH:

         WHEREAS, pursuant to a Credit Agreement, dated as of November 17, 1999 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement") among SLC Technologies, INC., a Delaware corporation (the "Borrower") , the various financial institutions as are, or may from time to time become, parties thereto (collectively, the "Lenders"), and the Administrative Agent for the Lenders, the Lenders have extended Commitments (such capitalized term and the other terms used herein to have the meanings provided in Article I below) to make Credit Extensions to the Borrower on or after the Merger Date;

         WHEREAS, upon consummation of the Merger, INTERLOGIX is required to assume each and every obligation of the Borrower under the Credit Agreement, each other Loan Document and each other document and agreement entered into in connection therewith, and to execute and deliver this Agreement; and

         WHEREAS, INTERLOGIX has duly authorized the execution, delivery and performance of this Agreement;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by INTERLOGIX, and to induce the Lenders to make Credit Extensions to INTERLOGIX pursuant to the Credit Agreement, INTERLOGIX agrees with the Administrative Agent for the benefit of all the Lenders as follows:

                                   ARTICLE I
                                   DEFINITIONS

         Section 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof)

         "Administrative Agent" is defined in the preamble.

         "Agreement" is defined in the preamble.

         "Borrower" is defined in the first recital.
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         "Credit Agreement" is defined in the first recital.

         "Lenders" is defined in the first recital.

         Section 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the Credit Agreement are used in this Agreement, and its preamble and recitals, with such meanings.

                                   ARTICLE II
                                   ASSUMPTION

         Section 2.1. Assumption of Obligations. Effective as of the Merger Effective Time, INTERLOGIX, as the successor in interest to the Borrower, hereby

              (a) assumes (by operation of law and pursuant to this Agreement) and agrees to be bound by, perform, observe, and hereby confirms each and every covenant, agreement, term, condition, obligation, appointment, duty and liability of the Borrower under and with respect to the Credit Agreement, each other Loan Document and each other document and agreement entered into in connection therewith;

              (b) accepts and assumes all liabilities of the Borrower related to any representation or warranty made by, and all rights and powers of the Borrower under or in connection with, the Credit Agreement, each other Loan Document and each other document and agreement entered into in connection therewith, and confirms and restates all such representations and warranties;

              (c) confirms and acknowledges that it is the "Borrower" referred to in the Credit Agreement, each other Loan Document and each other document and agreement entered into in connection therewith that was executed and delivered by the Borrower, and hereby agrees to perform and observe all the covenants, agreements, terms, conditions, obligations, appointments, duties and liabilities of the Borrower under the Credit Agreement, each other Loan Document and each other document and agreement entered into in connection therewith that was executed and delivered by the Borrower, as if it had been the "Borrower" thereunder from the original execution and delivery thereof;

              (d) confirms and agrees that it possesses all the rights, privileges, powers and franchises (both public and private), and is subject to all the restrictions, disabilities and duties of the Borrower, and that the rights of the Lenders under the Credit Agreement and each other Loan Document shall be unimpaired and remain in full force and effect and are hereby ratified and confirmed in all respects; and

              (e) confirms and acknowledges that (i) INTERLOGIX is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, (ii) the Borrower had (A) all requisite power and authority to enter into the Merger and to authorize the assumption of the rights and obligations in connection therewith and (B) duly authorized the Merger and the assumption of rights and obligations in connection therewith, (iii) the consummation of the Merger and the

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         assumption by INTERLOGIX of all the rights and obligations of the
         Borrower will not violate or result in a default under any applicable laws, rules or regulations or material agreements (except as set forth in the Credit Agreement), orders or judgments binding on or applicable to the Borrower, and (v) the Credit Agreement, each other Loan Document and each other document and agreement entered into in connection therewith is in full force and effect and binding and enforceable against INTERLOGIX in accordance with their applicable terms (in each case, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

                                  ARTICLE III
                                 MISCELLANEOUS

         Section 3.1. Further Assurances. Without limitation to the other terms and provisions of this Agreement, INTERLOGIX agrees to execute and deliver, from time to time, such documents or agreements as the Administrative Agent may reasonably request to give effect to the terms of this Agreement.

         Section 3.2. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement, and shall be administered, construed and applied in accordance with the terms and provisions thereof, including Article X thereof.

         Section 3.3. Successors and Assigns; Benefits. This Agreement shall be binding upon INTERLOGIX and its successors and assigns and shall inure to the benefit of each of the Lenders, the Administrative Agent and each of their respective successors and assigns.

         Section 3.4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which when taken together shall constitute one and the same agreement.

         Section 3.5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

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         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

                                       INTERLOGIX, INC.

                                       By
                                         ---------------------------------------
                                            Name:
                                            Title:





                                       PNC BANK, NATIONAL ASSOCIATION,
                                           as Administrative Agent

                                       By
                                         ---------------------------------------
                                            Name:
                                            Title:










                             [ASSUMPTION AGREEMENT]
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         IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.


                                       INTERLOGIX, INC.

                                       By /s/ Kenneth L. Boyda
                                          --------------------
                                           Name:   Kenneth L. Boyda
                                           Title:  President & CEO





                                       PNC BANK, NATIONAL ASSOCIATION,
                                          as Administrative Agent

                                       By /s/ Amy T. Petersen
                                          -------------------
                                           Name:     Amy T. Petersen
                                           Title:    Vice President